USCF ETF TRUST

USCF SUMMERHAVEN SHPEI INDEX FUND (BUY)

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN)

Supplement dated May 23, 2019

to the prospectus of USCF SummerHaven SHPEI Index Fund

and USCF SummerHaven SHPEN Index Fund

dated October 30, 2018

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective May 23, 2019, the following replaces the “Relationship with Charles Schwab & Co., Inc.” heading and section under the “Additional Information on Buying and Selling Fund Shares” section of the Prospectus for BUY and BUYN found on page 22:

Payments to Certain Third Parties.

The Adviser or the Distributor, or an affiliate of the Adviser or the Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded funds, including the Funds and certain other series of the Trust, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Adviser and/or the Distributor have, or may in the future have, arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement between the Adviser and Schwab, Schwab has agreed to promote certain exchange-traded funds and exchange-traded products to Schwab’s customers, which may include the Funds and certain of other series of the Trust, and not to charge certain of its customers any commissions when those customers purchase or sell shares of participating exchange-traded funds and exchange-traded products.

Additionally, pursuant to written agreements, the Adviser may make payments, out of its own resources, to certain financial intermediaries in exchange for providing services in connection with the sale or servicing of the shares of the Funds and certain other series of the Trust, including waiving commissions on the purchase or sale of shares of participating exchange-traded funds. The amounts of these payments vary by intermediary. Such payments are generally asset-based but may also include the payment of a lump sum. The following identifies these financial intermediaries and the fees payable by the Adviser with respect to the applicable platforms of these financial intermediaries:

Financial Intermediary	Annual Fee
Raymond James	0.06%, calculated quarterly, of the total value of shares held by clients of Raymond James through the applicable platform
TD Ameritrade	20% of the Fund’s net expense ratio multiplied by the total assets of the Fund held by clients of TD Ameritrade through the applicable platform
Pershing LLC	$10,000 plus 0.1425%, calculated quarterly, of the average market value of shares held by clients of Pershing through the applicable platform

Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. The amounts described above, which may be significant, are paid by the Adviser and/or the Distributor from their own resources and not from the assets of the Funds or certain other series of the Trust. Ask your salesperson or visit your financial intermediary's website for more information.

Please retain this supplement for future reference.